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                                 EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of Fulton Financial Corporation on Form S-4 of our report dated January 12, 2001, which appears in the annual report on Form 10-K of Drovers Bancshares Corporation and subsidiaries for the year ended December 31, 2000, and to the reference to our Firm under the caption "Experts."



                                         /s/  Stambaugh Ness, P.C.

York, Pennsylvania
March 26, 2001